Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated February 9, 2016 to the

GMO Trust Multi-Class Prospectus, dated June 30, 2015, as supplemented

GMO Global Focused Equity Fund

Effective as of February 12, 2016, the “Management of the Fund” section appearing on page 24 of the Prospectus and information relating to GMO Global Focused Equity Fund in the table appearing on pages 164-165 of the Prospectus are amended to state that Drew Spangler is the sole Senior Member primarily responsible for portfolio management of the Fund.